SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2004

NutriSystem, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	0-28551	23-3012204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 Welsh Road, Horsham, PA	19044
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: 215-706-5300

(Former name and former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following press release is included as an exhibit to this report furnished under Item 12:

99.1	Press Release, dated February 25, 2004, issued by NutriSystem, Inc.

ITEM 9. REGULATION FD DISCLOSURE.

The following information is furnished under “Item 9. Regulation FD Disclosure” and “Item 12. Disclosure of Results of Operations and Financial Condition.”

On February 25, 2004, NutriSystem, Inc. (“NutriSystem”) issued a press release setting forth NutriSystem’s financial information for the year ended December 31, 2003. A copy of NutriSystem’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NUTRISYSTEM, INC.

Date: February 26, 2004	By:	/s/ James D. Brown
	Name:	James D. Brown
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 25, 2004 issued by NutriSystem, Inc.

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